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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): February 20, 2004
                                                           -----------------





                               Donegal Group Inc.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        0-15341                23-2424711
     ------------------          -------------------------    ----------------
(State or other jurisdiction      (Commission file number)     (IRS employer
    of incorporation)                                        identification no.)


                  1195 River Road, Marietta, Pennsylvania 17547
                 ----------------------------------------------
                (Address of principal executive offices(Zip code)

         Registrant's telephone number, including area code: (888) 877-0600
                                                             --------------


                                       N/A
                   ------------------------------------ ----
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibit is filed herewith:

          Exhibit No. Description
          ----------- -----------

             99.1 Press release issued by Donegal Group Inc. (the "Company") dated February 20, 2004

Item 12. Results of Operations and Financial Condition.

     On February 20, 2004, the Company issued a press release regarding the Company's financial results for its fourth quarter ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The information in this report shall not be deemed to be filed for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DONEGAL GROUP INC.


Date:   February 24, 2004               By: /s/ Ralph G. Spontak
                                            ------------------------------------
                                            Ralph G. Spontak, Senior Vice
                                            President, Chief Financial Officer
                                            and Secretary

                                  EXHIBIT INDEX

Exhibit
 Number      Description
 ------      -----------

  99.1       Press release dated February 20, 2004 issued by the Company.